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                                 SUMMARY OF THE

                              ANNUAL BONUS PROGRAM

                                      FOR

                               EXECUTIVE OFFICERS

                                       OF

                     POLICY MANAGEMENT SYSTEMS CORPORATION





Each executive officer of the Company participates in an annual bonus program which provides an opportunity to earn up to forty percent (40%) of the executive's base salary.
The program is not set forth in a formal plan document. The annual bonus is based upon goals defined by the Company for the business unit for which the executive has responsibility and on Company earnings.


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